SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of August 6, 2024, by US Digital Mining and Hosting Co., LLC, a Florida limited liability company (the “Debtor”), in favor of SE & AJ Liebel Limited Partnership, a Florida limited partnership of 1714 Independence Blvd, Sarasota, FL 34234 (the “Secured Party”). For value received, and in consideration of the mutual promises made herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor agrees to the following recitals, terms and conditions:

1.
Recitals.

1.1
Debtor is the Guarantor of the $5,000,000.00 Loan (the “Loan”) to LM Funding America, Inc. evidenced by that certain $5,000,000.00 Promissory Note in favor of Lender of even date, as evidenced by that certain Commercial Guaranty of even date herewith.

1.2 Debtor has agreed to secure all of the obligations due Secured Party under the Loan Documents by granting to Secured Party a security interest in the Collateral described in this Agreement, all in accordance with the terms and conditions set forth below. The Note, the Commercial Guaranty, the Loan Agreement, the Pledge Agreement, this Security Agreement and the UCC-1 of even date herewith, and any other documents executed in connection with the Loan shall hereinafter be referred to herein as the “Loan Documents”.

2.
Grant of Security Interest.

2.1
Debtor hereby grants Secured Party an unconditional and continuing security interest in and to any and all of Debtor’s right, title and interest in and to all of its personal property, including, without limitation, all right, title and interest in and to the items and types of property, described or referred to below, whether now owned or hereafter acquired (the “Collateral”):

(a)
Accounts;

(b)
Chattel Paper;

(c)
Contract Rights;

(d)
Deposit Accounts and certificates of deposit;

(e)
Documents;

(f)
Equipment; and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(g)
Financial Assets;

(h)
Fixtures;

(i)
General Intangibles (including but not limited to patents, trademarks, licenses, copyrights and other intellectual property);

(j)
Goods and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(k)
Receivables;

(l)
Instruments;

(m)
Inventory and documents of title evidencing or representing Inventory;

(n)
Investment Property;

(o)
Letter-of-Credit Rights;

(p)
Leases to third parties;

(q)
Payment Intangibles;

(r)
Software and all rights with respect thereto (including without limitation, all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing);

(s)
Supporting Obligations; and

(t)
To the extent not included in the foregoing, all other personal property of any kind or description;

together with all accessories, accessions, replacements, additions, substitutions, add-ons and upgrades thereto, all books, records, writings, data bases, information and other property relating to, used and useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (including, without, limitation, insurance proceeds), products, offspring, rents, issues, profits and returns of and from any of the foregoing. Capitalized terms not defined in this Agreement or the other Loan Documents shall have the meaning assigned such term by the Florida Uniform Commercial Code, as amended or revised from time to time.

2.2
The Collateral constitutes and will constitute continuing security for the prompt payment, when payable, of all principal, interest and other amounts payable due under the Note and the Loan Documents, together with all renewals, extensions, modifications, refinancings, consolidations, and substitutions thereof (the “Indebtedness”).

3.
Assurances. Debtor covenants to Secured Party that, during the term of this Agreement:

a)
Debtor is and will be the sole legal and equitable owner of the Collateral.

b)
Except for the security interests granted to Secured Party by this Agreement, the Collateral is and will be free and clear of all liens, charges, assessments, encumbrances, restrictions, adverse claims, and security interests of every kind and nature.

c)
Except for the security interests granted to Secured Party by this Agreement and Permitted Liens, Debtor will not sell, assign, convey, pledge, transfer, hypothecate, or in any other way encumber or dispose of the Collateral except in the ordinary course of its business.

d)
Debtor will defend its title or interest in the Collateral against any and all liens, charges, offsets, defenses, assessments, encumbrances, adverse claims, and security interests of every kind and nature.

e)
Debtor shall execute and deliver any assignment, notice of lien, financing statement, continuation statement, statement of change, membership interest transfer power, or other document, and do all other acts and things that Secured Party may reasonably request from time to time to create, perfect, and preserve a valid and first security interest in the Collateral or to enable Secured Party to exercise and enforce Secured Party’s rights and powers under this Agreement with respect to the Collateral. Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a UCC financing or continuation statement describing the Collateral under this agreement.

f)
Debtor’s principal place of business is located at 1200 W. Platt Street, Suite 100, Tampa, FL 33606 and Debtor will promptly notify Secured Party in writing of any change in the location of its principal place of business.

g)
In the event of loss or theft of any part of the Collateral or the making of any levy, seizure or attachment thereof or thereon or the placing of any lien or liens thereon or generally on the property of Debtor, Debtor will give prompt notice thereof to Secured Party.

h)
Debtor operates under no trade names except the name set forth above, has not operated or conducted business under any other name during the immediately preceding five years and will promptly notify Secured Party of any change in its name.

i)
Debtor’s records concerning that part of the Collateral constituting accounts, general intangibles or chattel paper are kept at the address specified in subsection (f) above.

j)
Debtor will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral; upon Secured Party’s request, Debtor will mark any of such records and all or any of the Collateral to give notice of the security interests created by this Agreement and will permit Secured Party or its agents to inspect the Collateral and to audit and make abstracts of such records or any of the Debtor’s books, ledgers, reports, correspondence and other records and will reimburse Secured Party for its reasonable costs and expenses in inspecting the Collateral and/or auditing or copying Debtor’s records.

k)
Upon receipt, Debtor will promptly deliver to Secured Party any documents of title and any chattel paper representing the Collateral or any part thereof, and, upon demand, Debtor will promptly deliver to Secured Party any and all schedules, invoices, shipping or delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or to purchases or other acquisitions or sales, or leases or other dispositions of the Collateral and proceeds thereof and any and all other schedules, documents and statements which the Secured Party may from time to time request.

l)
Debtor holds in full force and effect all material permits, licenses and franchises necessary for it to carry on its operations in conformity with applicable laws and regulations.

m)
Debtor will keep the Collateral in good condition and repair and will not use the Collateral in violation of any provision of this Agreement, any applicable statute, regulation or ordinance or any policy of insurance insuring the Collateral.

n)
Debtor will prevent any part of the Collateral from becoming an accession to other goods not covered by this Agreement or from becoming a fixture.

o)
Debtor will post all accounts receivable to Debtor’s books and records promptly upon the creation of such accounts receivable.

p)
If any certificate of title is issued with respect to any of the Collateral, Debtor will cause Secured Party’s interest under this Agreement to be noted on the certificate and will deliver the original certificate to Secured Party.

q)
Debtor will pay or cause to be paid all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral.

r)
Debtor will insure the Collateral against risks by obtaining policies (none of which shall be cancelable without thirty (30) days advance written notice to Secured Party) in coverage, form and amount and with companies satisfactory to Secured Party, containing a loss payee provision in favor of Secured Party, and at Secured Party’s request will deliver each policy or certificate of insurance therefor to Secured Party.

s)
Each account, general intangible, and chattel paper constituting the Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (the “Account Debtor”).

t)
The amount represented by Debtor to Secured Party as owing by each Account Debtor or by all of the Account Debtors is the correct amount actually and unconditionally owing by such Account Debtor(s), except for normal cash discounts applicable.

u)
No Account Debtor has any defense, set-off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce the Collateral or otherwise.

v)
Debtor will notify Secured Party promptly of any material default by any Account Debtor in payment or other performance of its obligations with respect to the Collateral or of the bankruptcy or insolvency of any Account Debtor.

4.
Possession and Use of Collateral.

a)
After an Event of Default, Secured Party shall have the right to take possession of the Collateral and to sell, assign, transfer, or set over the Collateral, or any portion thereof, and apply the proceeds therefrom to the Indebtedness.

b)
Before or after any default by Debtor under this Agreement, Secured Party may notify all or any Account Debtors of the security interest evidenced by this Agreement and may also direct such Account Debtors to make all payments on the Collateral to Secured Party. All payments on and other proceeds from the Collateral received by Secured Party directly from Account Debtors or from Debtor shall be applied to the Indebtedness in such order and manner and at such time as Secured Party shall in its sole discretion determine. Debtor shall also promptly notify Secured Party of the return to or repossession by Debtor of goods underlying any Collateral.

5.
Events of Default. As used in this Agreement, the term “Event of Default” shall mean and include, and Debtor shall be in default hereunder upon the happening of, any one of the following events or conditions:

a)
The occurrance of an Event of Default under the Note and/or any of the Loan Documents;

b)
Failure of Debtor to perform punctually and properly any covenant, agreement, obligation, or condition contained or referred to in this Agreement and the continuation of such failure for a period of three (3) days after written notice thereof from Secured Party to Debtor;

c)
The material breach of any warranty or the material untruth of any representation of Debtor contained in this Agreement; or

d)
The uninsured loss, damage or destruction of a material portion of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon.

6.
Remedies.

a)
At any time after an Event of Default, Secured Party, at its option and without further notice to Debtor, may (i) accelerate all or any of the Indebtedness and declare it to be immediately due and payable, and (ii) exercise from time to time all rights and remedies of a secured creditor under applicable law, including the Uniform Commercial Code in effect for the State of Florida.

b)
In addition to the foregoing, Secured Party shall have the following rights and remedies (to the extent permitted by applicable law):

(1)
Secured Party may, at any time and from time to time, with or without judicial process and the aid or assistance of others, dispose of any part or all of the Collateral; and/or sell, resell, lease or assign all or any part of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceeding, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such places and times and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever, except that where an applicable statute requires reasonable notice of sale or other disposition. Debtor hereby agrees that the sending of five (5) days notice by registered or certified mail, postage prepaid, to Debtor as provided below of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same, and, in such event, Secured Party may resell such Collateral. Secured Party may buy any part or all of the Collateral at any sale. Secured Party may apply the cash proceeds from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing, and the like, to reasonable attorneys' fees and all legal expenses, travel, and other expenses which may be incurred by Secured Party in attempting to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Note or other Indebtedness owed to Secured Party in such manner as it may elect, and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

(2)
Secured Party may appropriate, set off, or apply in payment of any and all debts, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes, or other items or proceeds of the Collateral in or coming into the possession of Secured Party or its agents, or belonging or owing to Debtor and in such manner as Secured Party may in its sole discretion determine.

c)
Upon the occurance of an Event of Default, any proceeds of the Collateral received by Debtor shall be segregated, held by debtor in trust as the exclusive property of Secured Party, and Debtor will promptly deliver to Secured Party the identical checks, moneys, or other proceeds of Collateral received, except to the extent Secured Party may otherwise agree in writing.

d)
To effectuate the terms and provisions of this Agreement, Debtor hereby designates and appoints Secured Party and its designees or agents as attorneys-in-fact of Debtor, irrevocably and with power of substitution, with authority to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidence of payment or proceeds of the Collateral that may come into Secured Party’s possession; to sign the name of Debtor on any invoices, documents, drafts, notices to Account Debtors of Debtor, assignments, and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies, in Debtor’s name or otherwise; to demand, sue for, collect, and give acquittances for any and all moneys due or to become due upon or in respect of the Collateral and to compromise, prosecute, or defend any action, claim, or proceeding with respect thereof; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Agreement. All acts of such attorney or designee are hereby ratified and approved and such attorney or designee shall not be liable, except for willful misconduct, for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney, being coupled with an interest, is irrevocable while any of the Indebtedness shall remain unpaid.

e)
Debtor hereby irrevocably consents to any act by Secured Party or its agents in reasonably entering upon any premises for the purpose of inspecting the Collateral or taking possession of the Collateral after any Event of Default, and Debtor hereby waives its right to assert against Secured Party or its agents any claim based upon trespass or any similar causes of action for entering upon any premises where the

Collateral may be located.

f)
Secured Party may exercise any of its rights or remedies hereunder serially, wholly, partially, or collectively, and the exercise of any one right does not preclude the exercise of any other right.

7.
Miscellaneous.

a)
No Waiver. No failure on the part of Secured Party to exercise and no delay in exercising, any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, remedy, or power hereunder preclude any other or future exercise of any other right, remedy, or power. Each and every right, remedy, and power hereby granted to Secured Party or allowed it by law or other agreement shall be cumulative and not exclusive, and may be exercised by Secured Party from time to time.

b)
Secured Party’s Costs. Debtor agrees to pay, on demand, all costs and expenses, including reasonable attorney’s fees, incurred by Secured Party in connection with, or incidental to the custody, care, management, sale, or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of Secured Party hereunder or under any Indebtedness; and Secured Party may at any time apply to the payment of all such costs and expenses all moneys of Debtor or other proceeds arising from the possession, foreclosure, or disposition of all or any portion of the Collateral.

c)
Care of Collateral. Other than the responsibility of exercising reasonable care to prevent loss, theft, or misappropriation of the Collateral while it is in the possession of Secured Party, under no circumstances shall Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind, or any matter or proceedings arising out of or relating thereto, but the same shall be at Debtor’s sole risk at all times. Secured Party shall not be required to take any action of any kind to collect, preserve, or protect its or Debtor's rights in the Collateral or against any other party. Secured Party’s prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit, or proceeding for the payment or collection of the Indebtedness.

d)
Severability. If any provision of this Agreement is determined to be invalid, the invalidity of such provision shall not affect or invalidate the other provisions of this Agreement.

e)
Successors and Assigns. This Agreement binds and inures to the benefit of the heirs, personal representatives, successors and assigns of Debtor and Secured Party; however, this Agreement may not be assigned by Debtor without the written consent of Secured Party.

f)
Applicable Law; Venue; Jurisdiction. The laws of the State of Florida (without giving effect to its conflicts of law principles) shall govern all matters arising out of or related to this Agreement. Any legal action or proceeding arising out of or related to this Agreement shall be brought in the state or federal courts having jurisdiction over Manatee County, Florida (the “Selected Courts”). Debtor consents to the exclusive jurisdiction of the Selected Courts for the purpose of all legal actions and proceedings arising out of or related to this Agreement; provided, however, that the foregoing shall not prohibit the enforcement, in the Selected Courts or any other appropriate forum, of any judgment obtained in connection with such legal action or proceeding. Debtor waives, to the fullest extent permitted by law, (a) any objection which Debtor may now or later have to the laying of venue of any legal action or proceeding arising out of or related to this Agreement brought in the Selected Courts, and any claim that any legal action or proceeding brought in any of the Selected Courts has been brought in an inconvenient forum.

g)
Entire Agreement. This Agreement constitutes the entire agreement of Debtor and Secured Party and supersedes and replaces any previous verbal or written agreements concerning the subject matter hereof. This Agreement cannot be altered or modified except in writing signed by Debtor and Secured Party.

h)
Notice. Unless otherwise provided herein, any notice or other communication required to be given pursuant to this Agreement shall be in writing and shall be personally delivered, mailed by certified, return receipt requested U.S. mail or by recognized overnight delivery service to the addresses set forth in the Preamble to this Agreement (or such other address as may be noticed to the addressee by the other party in accordance with this provision). Any such notice shall be deemed to have been given upon the earlier of: (i) the date when personally delivered to the party; (ii) the next business day, if sent by overnight delivery; (iii) the third business day after mailing, if mailed by certified, return receipt requested U.S. mail; (iv) when signed for or refused, as evidenced by the return or delivery receipt; or (v) when delivered by telefacsimile or electronic transmission email,
i)
j)
Time. Time is of the essence of this Agreement.

k)
Captions. Section headings and captions have been inserted for convenience only and do not in any way limit the provisions set out in the various Sections hereof.

l)
Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument. Signatures may be evidenced by electronic transmissions, including but not limited to DocuSign.

m)
Attorney’s Fees. In the event of a dispute arising under or related to this Agreement, whether or not a lawsuit or other proceeding is filed, including, but not limited to trial, appellate and bankruptcy proceedings, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs, including attorneys’ fees and costs incurred in litigating entitlement to attorneys’ fees and costs, as well as in determining or quantifying the amount of recoverable attorneys’ fees and costs. The reasonable costs to which the prevailing party is entitled shall include costs that are taxable under any applicable statute, rule, or guideline, as well as non-taxable costs, including, but not limited to, costs of investigation, copying costs, electronic discovery costs, telephone charges, mailing and delivery charges, consultant and expert witness fees, travel expenses, court reporter fees and mediator fees, regardless of whether such costs are taxable.

[Execution Page Follows]

[Signature Page to Security Agreement]

Debtor has executed this Agreement as of the date first written above.

DEBTOR:

US Digital Mining and Hosting Co., LLC, a Florida limited liability company

By: LM Funding America, Inc., a Delaware corporation, its Manager

By: /s/ Bruce Rodgers

Name: Bruce Rodgers

Title: Chief Executive Officer